                                                                    EXHIBIT 99.2


STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Richard H. Fleming, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of USG Corporation, and, except as corrected or supplemented in a subsequent covered report:

     - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with USG Corporation's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     -    USG Corporation's 2001 Annual Report on Form 10-K, dated March 1,
          2002;

     - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of USG Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     -    any amendments to any of the foregoing.

                                                  Subscribed and sworn to
                                                  before me this 13th day of
/s/ Richard H.  Fleming                           August, 2002.
-----------------------
Richard H. Fleming
Executive Vice President and
Chief Financial Officer                           /s/ Margaret A. Clark
August 13, 2002                                   ----------------------
                                                  Notary Public
                                                  My Commission Expires:
                                                  April 21, 2004